Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Empire Resorts, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Joseph A. D’Amato, Chief Executive Officer and Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)           The Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 17, 2010

By:	/s/ Joseph A. D’Amato
Joseph A. D’Amato
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Empire Resorts, Inc. and will be retained by Empire Resorts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.